UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2012

AdCare Health Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5057 Troy Road

Springfield, OH 45502-9032

(Address of Principal Executive Offices)

(937) 964-8974

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into a Material Definitive Agreement.

On June 4, 2012, AdCare Hembree Road Property, LLC, a wholly owned subsidiary of AdCare Health Systems, Inc. (the “Company”), entered into a Purchase Agreement (the “Purchase Agreement”) with JRT Group Properties, LLC (“JRT”) to acquire property comprising Building 1145 of the Offices at Hembree, a condominium, located in Roswell, Georgia (the “Hembree Premises”) for an aggregate purchase price of $1,083,781.24, subject to the terms and conditions of the Purchase Agreement (the “Hembree Purchase”).  The closing of the Hembree Purchase is expected to occur on or before June 30, 2012.  As previously disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, the Company leases the Hembree Premises for use as administrative offices.

A member of JRT is a non-officer employee of the Company and son of Christopher Brogdon, the Company’s Vice Chairman and Chief Acquisition Officer and a beneficial owner of greater than 10% of the Company’s common stock. For a further description of the Company’s relationship with Mr. Brogdon, see the information set forth in: (i) the section entitled “Certain Information and Related Party Transactions” of the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 30, 2012; (ii) the section entitled “Notes to Consolidated Financial Statements — Note 21. Related Party Transactions” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011; (iii) the section entitled “Item 5. Other Information” of the Company’s Quarterly Report on Form 10-Q for the Quarter ended March 31, 2012; and (iv) Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 23, 2012, which sections and items are incorporated herein by this reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers Holders.

On June 1, 2012, at the Annual Meeting of Shareholders (the “Annual Meeting”) of the Company, the shareholders approved an amendment (the “Amendment”) to the Company’s 2011 Stock Incentive Plan (the “Plan”) to increase the maximum number of shares of Company stock that may be issued under such Plan from the current maximum of 1,000,000 to an aggregate of 2,000,000 shares.  The Company’s management, key employees (including the Company’s principal executive officer, principal financial officer and named executive officers), directors and consultants are eligible to participate in the Plan.

A description of the Amendment is set forth in the Company’s definitive proxy statement filed with the SEC on April 10, 2012. Descriptions of the Plan and the Amendment are qualified in their entirety by reference to the full text of the Plan and the Amendment, copies of which are filed hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

Item 5.07               Submission of Matters to a Vote of Security Holders.

The matters voted upon at the Annual Meeting held on June 1, 2012 and the results of the vote were as follows:

Proposal 1: To elect three directors of the Company each to serve a three year term expiring at the Annual Meeting of Shareholders to be held in 2015.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey L. Levine	5,401,026	207,534	0
David A. Tenwick	4,872,225	730,335	0
Gary L. Wade	4,753,975	854,585	0

All director nominees were duly elected.

Proposal 2: To amend the Company’s Articles of Incorporation to increase the number of authorized shares of Company stock from 30,000,000 presently authorized to 60,000,000 shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,137,848	1,458,461	12,251	0

The proposal was approved.

Proposal 3: To amend the Company’s 2011 Stock Incentive Plan to increase the maximum number of shares of Company stock that may be used under such Plan from the current maximum of 1,000,000 to an aggregate of 2,000,000 shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,222,992	1,365,433	20,135	0

The proposal was approved.

Item 9.01                                             Financial Statements and Exhibits.

(d)           Exhibits.

99.1

AdCare Health Systems, Inc. 2011 Stock Incentive Plan (Incorporated by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form S-8 (Registration Number 333-131542) filed October 27, 2011).

99.2	Amendment to AdCare Health Systems, Inc. 2011 Stock Incentive Plan, effective March 28, 2012.

99.3	Form of Restricted Stock Award pursuant to AdCare Health Systems, Inc. 2011 Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2012	ADCARE HEALTH SYSTEMS, INC.

/s/ Martin D. Brew
Martin D. Brew
Chief Financial Officer

EXHIBIT INDEX

99.1

AdCare Health Systems, Inc. 2011 Stock Incentive Plan (Incorporated by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form S-8 (Registration Number 333-131542) filed October 27, 2011).

99.2	Amendment to AdCare Health Systems, Inc. 2011 Stock Incentive Plan, effective March 28, 2012.

99.3	Form of Restricted Stock Award pursuant to AdCare Health Systems, Inc. 2011 Stock Incentive Plan.